Transmission Seminar
Shields & Company–Berenson & Co.

Dave Gates

VP – Wholesale Operations

March 11, 2009

forward-looking statement…

During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”

The information in this presentation is based upon our current expectations as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.  Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially.
The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

MONTANA
Great Falls
Yellowstone National Park
WYOMING
NORTH DAKOTA
COYOTE 1
MINNESOTA
BIG STONE
SOUTH DAKOTA
IOWA
NEAL 4
NEBRASKA
North Platte
Grand Island
Kearney
Natural Gas
Electric
Electric Generating Plants

NorthWestern Energy

Delivering a Bright Future

who we are…

(1)

As of 12/31/08

(2)

Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.

656,000 customers

392,000 electric

264,000 natural gas

Approximately 123,000 square
miles of service territory in
Montana, Nebraska and South Dakota

Total generation (mostly base load coal)

MT – 222 MW – regulated as of 1/1/09

SD – 312 MW – regulated

Total Assets: $2,762 MM (1)

Total Capitalization: $1,626 MM (1)(2)

Total Employees: 1,385 (1)

Located in relatively stable economies with potential grid expansion in the Northwest.

strong balance sheet…

Plan to maintain a 50%-55% debt to total capitalization ratio.

  Audited (Dollars in 000's)

December 31

2008

2007

Cash

11,292

12,773

Restricted Cash

14,727

14,482

Accounts Receivable, Net

155,672

143,482

Inventories

70,741

63,586

Other Current Assets

60,985

44,031

Goodwill

355,128

355,128

PP&E and Other Non-current Assets

2,093,492

1,913,898

  Total Assets

2,762,037

$

2,547,380

$

Payables

94,685

91,588

Other Current Liabilities

264,654

209,245

Long & Short Term Capital Leases

37,991

40,391

Long & Short Term Debt

862,056

805,977

Other Non-current Liabilities

739,118

577,155

Shareholders' Equity

763,533

823,024

  Total Liabilities and Equity

2,762,037

$

2,547,380

$

Long & Short Term Debt / Total Capitalization

53.0%

49.5%

credit ratings…

                                                                      Fitch            S&P                 Moody’s

Senior Secured Rating          BBB+                                 A- (MT)          Baa2
                                                                                                                                            BBB+ (SD)

Senior Unsecured                             BBB                 BBB                Baa3

Outlook                                                       Stable              Stable             Positive

Fitch upgraded in January 2009.

6

transmission network summary …

Asked to perform new
functions

Help meet RPS and
other environmental
goals

Transmission
investment driven by
demand for
renewables

Investments with
externality and
coordination
challenges

State, regional national
interests

Wind Electricity Potential (GWh/yr) Class 4-7

Montana's Wind Electricity Potential
Wyoming's Wind Electricity Potential

State	Total Potential (GWh/yr)
Montana	830,504
Wyoming	733,350
New Mexico	208,090
Colorado	198,197
California	60,068
Washington	27,172
Oregon	20,572
Nevada	17,589
Utah	9,908
Idaho	9,748
Arizona	7,268

Prepared by Energy Strategies, LLC

● = scale of wind resources relative to Montana's

NorthWestern Energy
Delivering a Bright Future

Supply - potential wind development in MT…

Wind Power Classification

Wind Power Class	Resource Potential	Wind Power Density at 50 m W/m²	Wind Speed[a] at 50 m m/s	Wind Speed[a] at 50 m mph
3	Fair	300 - 400	6.4 - 7.0	14.3 - 15.7
4	Good	400 - 500	7.0 - 7.5	15.7 - 16.8
5	Excellent	500 - 600	7.5 - 8.0	16.8 - 17.9
6	Outstanding	600 - 800	8.0 - 8.8	17.9 - 19.7
7	Superb	800 - 1600	8.8 - 11.1	19.7 - 24.8

[a] Wind speeds are based on a Weibull k value of 2.0

NREL

U.S. Department of Energy
National Renewable Energy Laboratory

23-JAN-2008 1.1.3

NorthWestern Energy
Delivering a Bright Future

Supply - potential wind development in MT…

Potential Generation Development in Montana
Capacity (MW)
6000
5000
4000
3000
2000
1000
0
Coal
Gas
Wind
Other
Total
MT Existing Generation
Feb 08
Jan 09

NorthWestern Energy
Delivering a Bright Future

generation plans shifting to wind…

New generation in Montana mostly wind and will need to find an end user.

Renewable Portfolio Standards in the West

State RPS
State Clean Energy Standard
WA 15% by 2020
MT 15% by 2015
OR 25% by 2025 (large utilities)
5-10% by 2025 (smaller utilities)
ID
WY
NV 20% by 2015☼
CO 20% by 2020 (IOUs)☼
10% by 2020 (co-ops and large munis)
UT 20% by 2025*
CA 20% by 2010 and
Goal of 33% by 2020
NM 20% by 2020 (IOUs)☼
10% by 2020 (co-ops)
AZ 15% by 2025☼

*Utah's requirement is for 20% economic "clean energy" by 2025

☼Minimum solar or customer sited generation requirement

Source: Energy Strategies adapted from information from DSIRE, www.dsireusa.org

NorthWestern Energy
Delivering a Bright Future

Demand - Western renewable standards…

Montana Paths
Non-Simultaneous Path Ratings
Not Operating Transfer Capability
Path 8
2,200 MW
1350 MW
MT-NW
Cut Plane
2 - 500 kV
5 - 230 kV
3 - 115 kV
Path 80
600 MW
600 MW
337 MW
Path 18
351 MW
MT-SE
Cut Plane
3 - 230 kV
1 - 161 kV
MT - Idaho
Cut Plane
1- 230 kV
1 - 161 kV

limited pathways from supply to demand…

The
pathways
to the
market are
limited:
total rating
– NOT
available
transfer
capability

NWE Transmission Miles by In-service Decade by Voltage
Miles
1400
1200
1000
800
600
400
200
0
1900
1910
1920
1930
1940
1950
1960
1970
1980
1990
2000
Decade
500 kV
230 kV
161 kV
115 kV
100 kV
69 kV
50 kV

NorthWestern Energy
Delivering a Bright Future

transmission construction over time…

NORTHERN TIER
TRANSMISSION GROUP
Proposed Transmission Projects - 12/07
WASHINGTON
Mountain States Intertie
NorthWestern Energy
MONTANA
Townsend
Colstrip
Boardman
Black Hills
Dry Fork
Sheridan
Hughes
Carr Draw
Wyodak
OREGON
Hemingway-Boardman
Idaho Power
IDAHO
Sand Hollow
Hemingway
WYOMING
Hemingway-Captain Jack
PacifiCorp
Gateway West
PacifiCorp
Idaho Power
Windstar
DJ Area
Borah
Midpoint
Populus
Aeolus
Captain Jack
Cedar Hill
Bridger
SWIP North
LS Power
Terminal
Camp Williams
Gateway South
PacifiCorp
National Grid
Arizona Public Service
Legend
Hyperlinks:
NTTG.biz
Existing
230 kV
345 kV
500 kV
500 kV Double Circuit
+/- 500 kV DC
Ely Energy Center
Mona
Ely
Intermountain Power
NEVADA
UTAH
COLORADO
Sigurd
Northern Lights (DC Projects)
TransCanada
Red Butte
CALIFORNIA
Eldorado Valley
Crystal
ARIZONA
NEW MEXICO

NorthWestern Energy
Delivering a Bright Future

export “delivery” system for MSTI…

transmission – Colstrip upgrade…

Line already exists – represents an
upgrade

Upgrades substation capacity

Increases load capacity of existing line by 500-600
MW’s

NorthWestern announced joint
development agreement with others

Portland General

Puget Sound Energy

Pacificorp

Avista

Bonneville Power Authority

Needed to relieve congestion to the West

Market interest is increasing for
Montana’s high quality wind profile

Cost estimate of ourportion of 500 kV
upgrade = $50M - $75M

Anticipated ownership interest of 30% on upgrade

In service  January 1, 2012.

Colstrip 500 kV Upgrade

Transmission Collector System
Great Falls Area
Judith Gap Area
Broadview Area
Butte/Ennis Area
Existing 500 kV CTS
Existing 230 kV
New 230 kV collector lines
500 kV Upgrade
MSTI 500 kV

NorthWestern Energy
Delivering a Bright Future

transmission - collector system…

In service date sometime in 2014.

230 kV “Collector System”

Informational meeting with
customers in Spring 2009

Open Season early ‘09 to
determine configuration

Provides gathering system for
new generation to access
MSTI and network system
benefits

Cost estimate of “collector”
project = $200M

Alternative Routes
Montana Routes - Townsend to Mill Creek to Stateline
Idaho Routes - Stateline to Midpoint
Butte
Three Forks
Ennis
Dillon
MONTANA
IDAHO
A1
A2
A3
AB1
B1, AB1
B2
B3
C1, C2
C2
C3
C3, C4
C1, C2, C4
Idaho Falls
Pocatello
Twin Falls

NorthWestern Energy
Delivering a Bright Future

transmission - MSTI…

500 Kv line from Townsend,
Mont. to Idaho Power’s
Midpoint Substation near
Twin Falls, ID

Respond to requests for
interconnection

Relieves congestion

Enables high quality wind
power to reach markets in
the West and Southwest

Environmental review,
WECC path rating, and
public consultation all well
underway

Current project cost is $1
billion

MSTI continued...

Purpose

Meet requests for new
transmission service

Provide transmission for
new generation

Benefit

Provide energy
diversification and
market competition

Provide positive
economic impact

Need

Improve system
performance and
flexibility

Meet regional electrical
demand

MSTI PROJECT TIMELINE
2007
2008
2009
2010
2011
2012
2013
2014
MSFA Application
NEPA/MEPA Scoping
EIS
ROD/Right of Way Grants
Right of Way Acquisitions
Engineering
Construction
Target In-Service Date

NorthWestern Energy
Delivering a Bright Future

MSTI timeline…

FERC filing in January 2009

Information meeting spring 2009

Open Season anticipated in summer 2009

Draft EIS published late summer 2009

Final EIS Q1 2010

Record of decision – Q3 2010

Start construction 2011

Target energization Q1 2014

transmission siting and permitting experience…

Good relationship from decades of working together

Experience sets expectations, and results in fewer issues

Regulatory process could be revised to correspond to
today’s transmission world

Recognize regional/national concerns

Shorter development time for wind, a mismatch for
transmission

DEQ staffing is limited

With unprecedented volume of activity will certainly cause
delays

Jurisdictional issues

Conflicting requirements for multi-state facilities and
between state and federal agencies

Need to harmonize state and national law and policy

generation – Mill Creek Station…

120-150 MW plant proposed to
be built near Anaconda, MT

To be built for regulation
services to balance supply and
load for NWE’s Balancing Area

Rate-based cost of service
investment

Estimated to cost approximately
$200 million

Existing services are becoming
more expensive and scarce

Public hearing in front of MPSC
held

Decision expected 2Q ‘09

In service date for Mill Creek Generation Station = Jan 1, 2011

$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
Regulated Utilities Maintenance Capex
Colstrip 500 KV upgrade
230kV Collector
SD peaking generators
Mill Creek Generator
MSTI

NorthWestern Energy
Delivering a Bright Future

cap ex spending – next few years…

Includes more than $1 billion of potential generation
and transmission growth projects.

Non-discretionary cap
ex is funded 100% by
free cash flow.

Don’t anticipate needing
equity unless we proceed
with MSTI.

We will move forward with
the funding of these projects
only when they make
economic sense.

MSTI project is now slated for
early 2014 and capex has
been modified accordingly.

summary…

Objectives achieved
related to focus on
core business

Strong balance sheet

No equity required for existing core business

Modest debt maturities in short term

Investment grade rated debt

Increasing regulatory clarity

Solid foundation

Growth prospects

Unique geographic location to expand electric
and natural gas infrastructure

Increasing need to move energy through our
service area

Identified projects provide opportunity to nearly
double rate base and earnings

2009 earnings will be entirely from regulated business

Recent rate relief received in all jurisdictions

Outstanding bankruptcy litigation nearly completed